UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of report (date of earliest event reported):
November 4, 2010

Unify Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11807	94-2710559
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1420 Rocky Ridge Drive, Suite 380
Roseville, California 95661

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(916) 218-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On November 4, 2010, Unify Corporation (“Unify” or the “Company”) entered into an Amendment No. 2 to its Loan and Security Agreement dated as of June 29, 2010 by and among the Company, the Guarantors thereto, and Hercules Technology II, L.P. (“Amendment No. 2”). Amendment No. 2 increases the interest rates under the term loan and revolving credit facility by 0.25% (excluding the PIK interest on the term loan, which was not increased), until the Company reaches certain leverage ratios for three consecutive months, at which point the interest rates revert to original levels.

     The foregoing is intended only to be a summary of Amendment No. 2 and is qualified in its entirety by reference to Amendment No. 2 which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
10.1	Amendment No. 2 to Loan and Security Agreement, dated as of November 4, 2010

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2010
UNIFY CORPORATION

	By:	/s/ Steven D. Bonham
Steven D. Bonham
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit
Number	Description
10.1	Amendment No. 2 to Loan and Security Agreement, dated as of November 4, 2010